Exhibit 99.2

SENIOR HOUSING PROPERTIES TRUST

Fourth Quarter 2006

Supplemental Operating and Financial Data

Unless otherwise noted, all amounts in this report are unaudited.

CORPORATE INFORMATION

Senior Housing Properties Trust
Supplemental Operating and Financial Data
December 31, 2006

COMPANY PROFILE

The Company:

Senior Housing Properties Trust, or SNH, is a real estate investment trust, or REIT, which owns independent and assisted living properties, continuing care retirement communities, nursing homes and hospitals located throughout the United States. We are included in a number of stock indices, including the Russell 2000®, the MSCI US REIT Index, FTSE EPRA/NAREIT United States Index and the S&P REIT Composite Index.

Management:

Senior Housing Properties Trust is managed by Reit Management & Research LLC, or RMR. RMR is a large real estate management company which was founded in 1986 to manage public investments in real estate. As of December 31, 2006, RMR managed one of the largest portfolios of publicly owned real estate in the United States, including approximately 1,000 properties, with more than 93 million square feet, located in 43 states, Washington, DC, Puerto Rico and Ontario, Canada. RMR has over 450 employees in its headquarters and regional offices located throughout the country. In addition to managing SNH, RMR and its affiliates also manage Hospitality Properties Trust, a publicly traded REIT that owns hotels, HRPT Properties Trust, a publicly traded REIT that primarily owns office buildings, and five mutual funds which invest in unaffiliated real estate companies. The public companies managed by RMR and its affiliates had combined total market capitalization of approximately $14 billion as of December 31, 2006. We believe that being managed by RMR is a competitive advantage for SNH because RMR provides SNH with a depth of management and experience which may be unequaled in the real estate industry. We also believe RMR is able to provide management services to SNH at costs that are lower than SNH would have to pay for similar quality services.

Strategy:

Our present business plan is to maintain an investment portfolio of independent and assisted living properties, continuing care retirement communities and nursing homes and to acquire additional senior living properties primarily for income and secondarily for appreciation potential. Our current growth strategy is generally focused on making portfolio acquisitions of geographically diverse, primarily independent and assisted senior living properties where the majority of the residents pay for occupancy and services with their private resources rather than through government programs. We base our acquisition decisions on the historical and projected operating results of the target properties and the financial strength of the proposed tenants and their guarantors, among other considerations. We also sometimes consider investing in properties other than senior living properties. Our present financial strategy is to maintain a conservative capital structure which limits the amount of debt that we issue. We do not have any investments in joint ventures or partnerships. Also, the majority of our debt is fixed rate, and we have no significant debt maturities until 2012.

Stock Exchange Listing:

New York Stock Exchange

Corporate Headquarters:

400 Centre Street
Newton, MA 02458
(t) (617) 796-8350
(f) (617) 796-8349

Trading Symbol:

Common Shares -- SNH

Senior Unsecured Debt Ratings:

Moody's -- Ba2
Standard & Poor's -- BB+

Portfolio Data (as of 12/31/06):

Total properties	196
Total units / beds	24,207
Percent of rent from private pay properties	84.8%	(1)

Portfolio Concentration by Facility Type (as of 12/31/06):
	Number of	Number of	Carrying Value of		Annualized
	Properties	Units/Beds	Investment (2)	Percent	Current Rent	Percent
Independent Living (IL) (3)	41	11,295	$989,442	54.6%	$98,062	54.6%
Assisted Living (AL)	95	6,679	566,708	31.2%	54,250	30.2%
Nursing Homes	58	5,869	214,655	11.8%	17,006	9.5%
Rehabilitation Hospitals	2	364	43,553	2.4%	10,250	5.7%
Total	196	24,207	$1,814,358	100.0%	$179,568	100.0%

Operating Statistics by Tenant:

				Q3 2006
	Number of	Number of	Annualized	Rent		Percent
Tenant	Properties	Units/Beds	Current Rent	Coverage (4)	Occupancy (4)	Private Pay (4)
Five Star / Sunrise (5)	30	7,275	$65,012	1.50x	92%	80%
Five Star	114	9,424	49,139	1.53x	88%	51%
Sunrise / Marriott (6)	14	4,091	31,490	NA	NA	NA
Five Star Rehabilitation Hospitals (7)	2	364	10,250	NA	NA	NA
NewSeasons / IBC (8)	10	1,019	9,289	1.14x	85%	100%
Alterra / Brookdale (9)	18	894	7,632	2.21x	89%	98%
Genesis HealthCare Corporation	1	156	1,535	2.41x	96%	24%
5 Private Companies (combined)	7	984	5,221	1.83x	88%	26%
	196	24,207	$179,568

(1)	Represents the percentage of SNH's rental income that is derived from properties where the underlying operating revenues are greater than 80% private pay.
(2)	Amounts are before depreciation, but after impairment write downs.
(3)	Properties where the majority of units are independent living apartments are classified as independent living communities.
(4)
All tenant operating data presented are based upon the operating results provided by our tenants for the indicated periods. Rent coverage is calculated as operating cash flow from our tenants’ facility operations, before subordinated charges and capital expenditure reserves, divided by rent payable to us. We have not independently verified our tenants’ operating data.

(5)
These 30 properties are leased to Five Star Quality Care, Inc., or Five Star. Historically, these properties were managed by Sunrise Senior Living Services, Inc., or Sunrise, but effective December 1, 2006, Five Star began managing all 30 of these properties. Prior to that, Sunrise managed seven properties during the third quarter. The rent that Five Star pays to us was subordinate to the management fees paid by Five Star to Sunrise, but is not subordinate to Five Star's internal management costs. For meaningful comparison purposes, the rent coverage presented for this lease is before management fees paid to Sunrise for all 30 properties.

(6)
Marriott International, Inc., or Marriott, guarantees this lease. Sunrise has not filed its Quarterly Reports on Form 10-Q with the Securities and Exchange Commission in 2006 due to an accounting issue. Because we do not know what impact the resolution of this accounting issue may have on the reported performance of our properties, we do not report operating data for this tenant.

(7)
On October 1, 2006, Five Star assumed the operations of two rehabilitation hospitals and began leasing them from us for annual rent of $10.25 million. These hospitals were formerly operated by HealthSouth Corporation, or HealthSouth. Because we do not have reliable information about the operations of the hospitals by HealthSouth, we do not report operating data for these hospitals before October 1, 2006.

(8)	Independence Blue Cross, or IBC, a Pennsylvania health insurer, guarantees this lease.
(9)	Brookdale Senior Living, Inc., or Brookdale, guarantees this lease.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
December 31, 2006

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Gerard M. Martin
Managing Trustee	Managing Trustee

Frank J. Bailey	Frederick N. Zeytoonjian
Independent Trustee	Independent Trustee

John L. Harrington
Independent Trustee

Senior Management

David J. Hegarty	John R. Hoadley
President, Chief Operating Officer and Secretary	Treasurer and Chief Financial Officer

Contact Information

Investor Relations	Inquiries
Senior Housing Properties Trust	Financial inquiries should be directed to John R. Hoadley,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 796-8350
Newton, MA 02458	or jhoadley@snhreit.com.
(t) (617) 796-8350
(f) (617) 796-8349	Investor and media inquiries should be directed to
(email) info@snhreit.com	Timothy A. Bonang, Manager of Investor Relations, at
(website) www.snhreit.com	(617) 796-8149 or tbonang@snhreit.com.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
December 31, 2006

RESEARCH COVERAGE

Equity Research Coverage

Cantor Fitzgerald	Stifel, Nicolaus
Philip Martin	Jerry Doctrow
(312) 469-7485	(410) 454-5142

Merrill Lynch	UBS
David Tsoupros	Omotayo Okusanya
(212) 449-9697	(212) 713-1864

Raymond James	Wachovia Securities
Paul Puryear	Stephen Swett
(727) 573-3800	(212) 909-0954

RBC
Mike Salinsky
(216) 378-7627

Debt Research Coverage

UBS	Wachovia Securities
Ray Garson	Dan Sullivan
(203) 719-6415	(704) 383-6441

Rating Agencies

Moody’s Investor Service	Standard and Poor’s
Lori Marks	George Skoufis
(212) 553-1098	(212) 438-2608

SNH is followed by the analysts and its publicly held debt is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding SNH's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of SNH or its management. SNH does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

Senior Housing Properties Trust
Supplemental Operating and Financial Data

KEY FINANCIAL DATA
(share amounts and dollars in thousands, except per share data)

	As of and For the Three Months Ended
	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005

Shares Outstanding:
Common shares outstanding (at end of period)	77,613	71,860	71,820	71,812	71,812
Weighted average common shares outstanding - basic and diluted (1)	74,641	71,824	71,817	71,812	69,445

Common Share Data:
Price at end of period	$24.48	$21.34	$17.91	$18.10	$16.91
High during period	$24.60	$21.98	$18.18	$19.08	$19.35
Low during period	$20.50	$17.61	$16.56	$16.75	$16.84
Annualized dividends paid per share	$1.32	$1.32	$1.32	$1.28	$1.28
Annualized dividend yield (at end of period)	5.4%	6.2%	7.4%	7.1%	7.6%

Market Capitalization:
Total debt (book value)	$545,085	$642,475	$561,763	$545,444	$556,320
Plus: market value of common shares (at end of period)	1,899,966	1,533,492	1,286,296	1,299,797	1,214,341
Total market capitalization	$2,445,051	$2,175,967	$1,848,059	$1,845,241	$1,770,661
Total debt / total market capitalization	22.3%	29.5%	30.4%	29.6%	31.4%

Book Capitalization:
Total debt	$545,085	$642,475	$561,763	$545,444	$556,320
Plus: total shareholders' equity	1,019,466	894,433	901,824	912,159	923,184
Total book capitalization	$1,564,551	$1,536,908	$1,463,587	$1,457,603	$1,479,504
Total debt / total book capitalization	34.8%	41.8%	38.4%	37.4%	37.6%

Selected Balance Sheet Data:
Total assets	$1,584,774	$1,559,745	$1,490,557	$1,480,557	$1,500,641
Total liabilities	$565,308	$665,312	$588,733	$568,398	$577,457
Gross book value of real estate assets (2)	$1,814,358	$1,767,047	$1,699,202	$1,691,499	$1,686,169
Total debt / gross book value of real estate assets (2)	30.0%	36.4%	33.1%	32.2%	33.0%

Selected Income Statement Data:
Total revenues (3)	$55,045	$42,317	$41,276	$41,169	$44,111
EBITDA (4)	$47,254	$39,492	$39,371	$39,028	$38,353
Income from continuing operations	$27,558	$15,418	$12,686	$10,460	$15,679
Net income	$27,537	$15,418	$12,686	$10,460	$20,893
Funds from operations (FFO) (5)	$34,985	$27,659	$27,825	$23,523	$26,305
Common distributions paid	$25,612	$23,714	$23,701	$22,980	$22,980

Per Share Data:
Income from continuing operations	$0.37	$0.21	$0.18	$0.15	$0.23
Net income	$0.37	$0.21	$0.18	$0.15	$0.30
FFO (5)	$0.47	$0.39	$0.39	$0.33	$0.38
Common distributions paid	$0.33	$0.33	$0.32	$0.32	$0.32
FFO payout ratio (5)	70.2%	84.6%	82.1%	97.0%	84.2%

Coverage Ratios:
EBITDA (3) / interest expense	3.9x	3.3x	3.4x	3.4x	3.2x

(1)	SNH has no outstanding common share equivalents, such as units, convertible debt or stock options.
(2)	Gross book value of real estate assets is real estate properties, at cost, after impairment write downs.
(3)	During the fourth quarters of 2006 and 2005, we recognized $5.3 million and $3.3 million of percentage rent as income for the years ended December 31, 2006 and 2005, respectively.
(4)	See page 12 for calculation of EBITDA.
(5)
See page 13 for calculation of FFO. As a result of the litigation settlement with HealthSouth, HealthSouth paid us additional rent of $5.7 million, or $0.08 per share, which we recognized as rental income in the fourth quarter of 2006.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
December 31, 2006

CONSOLIDATED BALANCE SHEET
(share amounts and dollars in thousands, except per share data)

	As of December 31, 2006	As of December 31, 2005
		(audited)
ASSETS
Real estate properties, at cost:
Land	$198,887	$185,819
Buildings and improvements	1,615,471	1,500,350
	1,814,358	1,686,169
Less accumulated depreciation	276,507	239,031
	1,537,851	1,447,138

Cash and cash equivalents	5,464	14,642
Restricted cash	2,435	2,529
Deferred financing fees, net	8,173	10,961
Other assets	30,851	25,371
Total assets	$1,584,774	$1,500,641

LIABILITIES AND SHAREHOLDERS' EQUITY
Unsecured revolving bank credit facility	$112,000	$64,000
Senior unsecured notes due 2012 and 2015, net of discount	341,673	393,938
Junior subordinated debentures due 2041	-	28,241
Secured debt and capital leases	91,412	70,141
Accrued interest	11,694	13,089
Other liabilities	8,529	8,048
Total liabilities	565,308	577,457

Commitments and contingencies

Shareholders' equity:
Common shares of beneficial interest, $0.01 par value:
79,700,000 shares authorized;77,613,127 and 71,812,227 shares issued
and outstanding, respectively	776	718
Additional paid-in capital	1,214,863	1,093,480
Cumulative net income	338,504	272,403
Cumulative distributions	(540,663)	(447,289)
Unrealized gain on investments	5,986	3,872
Total shareholders' equity	1,019,466	923,184
Total liabilities and shareholders' equity	$1,584,774	$1,500,641

Senior Housing Properties Trust
Supplemental Operating and Financial Data
December 31, 2006

CONSOLIDATED STATEMENT OF INCOME
(in thousands, except per share data)

	For the Three Months Ended		For the Twelve Months Ended
	12/31/2006	12/31/2005	12/31/2006	12/31/2005
Revenues:
Rental income (1)	$54,645	$43,776	$178,372	$161,265
Interest and other income	400	335	1,434	1,922
Total revenues	55,045	44,111	179,806	163,187

Expenses:
Interest	12,269	12,048	47,020	46,633
Depreciation	11,443	11,266	44,073	43,694
General and administrative (2)	3,775	3,356	14,645	13,117
Impairment of assets	-	1,762	1,420	1,762
Loss on early extinguishment of debt (3)	-	-	6,526	-
Total expenses	27,487	28,432	113,684	105,206

Income from continuing operations	27,558	15,679	66,122	57,981
(Loss) gain on sale of property	(21)	5,214	(21)	5,931
Net income	$27,537	$20,893	$66,101	$63,912

Weighted average common shares outstanding	74,641	69,445	72,529	68,757

Basic and diluted earnings per share:
Income from continuing operations	$0.37	$0.23	$0.91	$0.84
Gain on sale of property	-	0.07	-	0.09
Net income	$0.37	$0.30	$0.91	$0.93

Additional Data:
Straight-line rent included in rental income (4)	$140	$107	$391	$429
Deferred percentage rent (5)	$(4,016)	$(2,402)	$-	$-
Litigation expenses included in general and administrative expenses (6)	$260	$600	$1,670	$1,850

(1)
Rental income for the quarters ended December 31, 2006 and 2005, includes $8.3 million and $2.2 million, respectively, and for the years ended December 31, 2006 and 2005, includes $14.8 million and $8.7 million, respectively, of rental income from two hospitals formerly leased and operated by HealthSouth. Beginning in 2003 until November 2006, we were involved in two separate litigations with HealthSouth seeking to increase the rent due under an amended lease of two hospitals to HealthSouth and to terminate the amended lease and repossess the hospitals. On November 8, 2006, we and HealthSouth agreed to settle our litigations, to recognize HealthSouths lease until September 30, 2006 and to increase the annual rent due under the lease from $8.7 million to $9.9 million for the period from January 2, 2002 to September 30, 2006. As a result of the settlement, HealthSouth paid us additional rent of $5.7 million, or $0.08 per share, for periods through September 30, 2006, which we recognized as rental income in the fourth quarter of 2006. On October 1, 2006, Five Star Quality Care Inc., or Five Star, assumed the operations of these two hospitals and began leasing them from us for an annual rent of $10.25 million.

(2)
Expenses incurred related to the HealthSouth litigation were approximately $260,000 and $600,000, respectively, for the quarters ended December 31, 2006 and 2005, and $1,670,000 and $1,850,000, respectively, for the years ended December 31, 2006 and 2005, and are included in general and administrative expenses.

(3)
On January 9, 2006 we redeemed $52.5 million of our 7 7/8% senior unsecured notes. The loss on early extinguishment of debt includes a $4.1 million redemption premium and a $1.1 million write off of deferred financing fees and unamortized discount related to these senior notes. On June 15, 2006, we redeemed all of our $28.2 million of 10.125% junior subordinated debentures. The loss on early extinguishment of debt includes a $1.3 million write off of unamortized deferred financing fees related to these debentures.

(4)	We report rental income on a straight line basis over the terms of the respective leases. Rental income includes non-cash straight line rent adjustments.
(5)
Our percentage rents are generally calculated on an annual basis. We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied. Although recognition of revenue is deferred until the fourth quarter, for purposes of this calculation, total revenues for the first three quarters included estimated amounts with respect to those periods. The fourth quarter calculation excludes the amounts recognized during the first three quarters. During the fourth quarters of 2006 and 2005, we recognized $5.3 million and $3.3 million of percentage rent as income for the years ended December 31, 2006 and 2005, respectively.

(6)	These expenses relate to our HealthSouth litigation described in Notes 1 and 2 above.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
December 31, 2006

CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)

	For the Years Ended
	12/31/2006	12/31/2005
Cash flows from operating activities:
Net income	$66,101	$63,912
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	44,073	43,694
Impairment of assets	1,420	1,762
Loss on early extinguishment of debt	2,392	-
Loss (gain) on sale of property	21	(5,931)
Amortization of deferred financing fees and debt discounts	1,852	2,212
Change in assets and liabilities:
Restricted cash	94	(523)
Other assets	(3,364)	(813)
Accrued interest	(1,395)	570
Other liabilities	1,141	(661)
Cash provided by operating activities	112,335	104,222

Cash flows from investing activities:
Acquisitions	(133,132)	(97,480)
Mortgage financing provided	-	(24,000)
Mortgage financing repaid	-	24,000
Proceeds from sale of real estate	6,879	12,537
Cash used for investing activities	(126,253)	(84,943)

Cash flows from financing activities:
Proceeds from issuance of common shares, net	120,781	58,170
Proceeds from borrowings on revolving bank credit facility	213,000	143,000
Repayments of borrowings on revolving bank credit facility	(165,000)	(116,000)
Redemption of senior notes	(52,500)	-
Redemption of junior subordinated debentures	(28,241)	-
Repayment of other debt	11,296	(1,851)
Deferred financing fees	(1,222)	(3,643)
Distributions to shareholders	(93,374)	(87,722)
Cash provided by (used for) financing activities	4,740	(8,046)

(Decrease) increase in cash and cash equivalents	(9,178)	11,233
Cash and cash equivalents at beginning of period	14,642	3,409
Cash and cash equivalents at end of period	$5,464	$14,642

Supplemental cash flow information:
Interest paid	$46,563	$43,851

Non cash investing activity:
Increase in capital lease assets	$(9,975)	$-

Non cash financing activities:
Increase in capital lease obligations	$9,975	$-
Issuance of common shares	660	657
Release of restricted cash to us	-	4,170
Repayment of debt with cash previously restricted	-	(4,170)

Senior Housing Properties Trust
Supplemental Operating and Financial Data
December 31, 2006

CALCULATION OF EBITDA
(dollars in thousands)

	For the Three Months Ended		For the Twelve Months Ended
	12/31/2006	12/31/2005	12/31/2006	12/31/2005

Income from continuing operations (1)	$27,558	$15,679	$66,122	$57,981
Plus: interest expense	12,269	12,048	47,020	46,633
depreciation expense	11,443	11,266	44,073	43,694
impairment of assets	-	1,762	1,420	1,762
loss on early extinguishment of debt	-	-	6,526	-
Less: deferred percentage rent adjustment (2)	(4,016)	(2,402)	-	-
EBITDA	$47,254	$38,353	$165,161	$150,070

(1)
Income from continuing operations includes expenses incurred related to our HealthSouth litigation of approximately $260,000 and $600,000 for the quarters ended December 31, 2006, and 2005, respectively, and $1,670,000 and $1,850,000 for the years ended December 31, 2006 and 2005, respectively. As a result of the settlement, HealthSouth paid us additional rent of $5.7 million, or $0.08 per share, for that period, which we recognized as rental income in the fourth quarter of 2006. See also Note 1 on page 10 for additional information regarding our HealthSouth litigation.

(2)
Our percentage rents are generally calculated on an annual basis. We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied. Although recognition of revenue is deferred until the fourth quarter, for purposes of this calculation total revenues for the first three quarters includes estimated amounts with respect to those periods. The fourth quarter calculation excludes the amounts recognized during the first three quarters.

We compute EBITDA as shown in the calculation above. This calculation begins with income from continuing operations or, if that amount is the same as net income, with net income. We consider EBITDA to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principals, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
December 31, 2006

CALCULATION OF FUNDS FROM OPERATIONS (FFO)
(dollars in thousands)

	For the Three Months Ended		For the Twelve Months Ended
	12/31/2006	12/31/2005	12/31/2006	12/31/2005

Income from continuing operations (1)	$27,558	$15,679	$66,122	$57,981
Plus: depreciation expense	11,443	11,266	44,073	43,694
impairment of assets	-	1,762	1,420	1,762
loss on early extinguishment of debt	-	-	6,526	-
Less: deferred percentage rent adjustment (2)	(4,016)	(2,402)	-	-
loss on early extinguishment of debt settled in cash (3)	-	-	(4,134)	-
FFO	$34,985	$26,305	$114,007	$103,437

Weighted average shares outstanding	74,641	69,445	72,529	68,757

Income from continuing operations per share	$0.37	$0.23	$0.91	$0.84
FFO per share	$0.47	$0.38	$1.57	$1.50

Supplemental data:
Straight-line rent included in rental income (4)	$140	$107	$391	$429
Amortization of deferred financing fees and debt discounts	$496	$483	$1,852	$2,212

(1)
Income from continuing operations includes expenses incurred related to our HealthSouth litigation of approximately $260,000 and $600,000 for the quarters ended December 31, 2006, and 2005, respectively, and $1,670,000 and $1,850,000 for the years ended December 31, 2006 and 2005, respectively. As a result of the settlement, HealthSouth paid us additional rent of $5.7 million, or $0.08 per share, for periods through September 30, 2006, which we recognized as rental income in the fourth quarter of 2006. See also Note 1 on page 10 for additional information regarding our HealthSouth litigation.

(2)
Our percentage rents are generally calculated on an annual basis. We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied. Although recognition of revenue is deferred until the fourth quarter, for purposes of this FFO calculation total revenues for the first three quarters includes estimated amounts with respect to those periods. The fourth quarter calculation of FFO excludes the amounts recognized during the first three quarters.

(3)	FFO for the year ended December 31, 2006, includes a $4.1 million, or $0.06 per share, loss for the cash premium paid for our redemption of $52.5 million of our 7 7/8% senior notes.
(4)	We report rental income on a straight line basis over the terms of the respective leases. Rental income includes non-cash straight line rent adjustments.

We compute FFO as shown in the calculation above. This calculation begins with income from continuing operations or, if that amount is the same as net income, with net income. Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition of FFO because we include deferred percentage rent as discussed in Note 2 above, and exclude loss on early extinguishment of debt not settled in cash. We consider FFO to be an appropriate measure of performance for a REIT along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical costs, such as depreciation expense and gain or loss on sale of properties, FFO can facilitate a comparison of our current operating performance with our past operating performance and of operating performances among REITs. FFO does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity. FFO is one important factor considered by our board of trustees in determining the amount of distributions to shareholders. Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving bank credit facility and public debt covenants, the availability of debt and equity capital to us and our expectation of our future performance.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
December 31, 2006

DEBT SUMMARY
(dollars in thousands)

	Coupon	Interest	Principal	Maturity	Due at	Years to
	Rate	Rate	Balance	Date	Maturity	Maturity

Secured Fixed Rate Debt:
Tax exempt bonds - secured by 1 property	5.875%	5.875%	$14,700	12/1/27	$14,700	20.9
Mortgage - secured by 16 properties (1)	6.970%	6.330%	35,788	6/2/12	30,069	5.4
Mortgage - secured by 4 properties (1)	6.110%	6.420%	12,214	11/30/13	10,218	6.9
Mortgage - secured by 1 properties (1)	7.150%	6.440%	12,911	6/30/08	11,877	1.5
Capital leases - 2 properties	7.700%	7.700%	15,799	4/30/26	-	19.3
Total / weighted average secured fixed rate debt	6.831%	6.521%	$91,412		$66,864	10.0

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 80 b.p.) (2)	6.150%	6.150%	$112,000	12/31/10	$112,000	4.0

Unsecured Fixed Rate Debt:
Senior notes due 2012	8.625%	8.625%	$245,000	1/15/12	$245,000	5.0
Senior notes due 2015 (3)	7.875%	7.875%	97,500	4/15/15	97,500	8.3
Total / weighted average unsecured fixed rate debt	8.411%	8.411%	$342,500		$342,500	6.0

Total / weighted average unsecured debt	7.854%	7.854%	$454,500		$454,500	5.5

Total / weighted average secured debt fixed rate debt	6.831%	6.521%	$91,412		$66,864	10.0
Total / weighted average unsecured floating rate debt	6.150%	6.150%	112,000		112,000	4.0
Total / weighted average unsecured fixed rate debt	8.411%	8.411%	342,500		342,500	6.0
Total / weighted average debt	7.683%	7.631%	$545,912		$521,364	6.2

(1)	Includes the effect of mark to market accounting for certain assumed mortgages.
(2)
On November 15, 2006, we amended our $550 million revolving bank credit facility. As a result, interest paid on drawings under the facility were reduced from LIBOR plus 100 b.p. to LIBOR plus 80 b.p. and the maturity date was extended from November 30, 2009 to December 31, 2010.

(3)
On January 9, 2006, we redeemed $52.5 million of these notes. In connection with the redemption, we paid a premium of $4.1 million and wrote off $1.1 million of deferred financing fees and unamortized discount. The remaining $97.5 million can be repaid at par, plus a premium, beginning in April 2008.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
December 31, 2006

DEBT MATURITY SUMMARY
(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured
	Fixed Rate	Unsecured	Unsecured
	Debt and	Floating	Fixed
Year	Capital Leases	Rate Debt	Rate Debt	Total
2007	$2,110	$-	$-	$2,110
2008	13,595	-	-	13,595
2009	1,605	-	-	1,605
2010	1,714	112,000	-	113,714
2011	1,829	-	-	1,829
2012	31,418	-	245,000	276,418
2013	11,016	-	-	11,016
2014	544	-	-	544
2015	614	-	97,500	98,114
2016 and thereafter	26,967	-	-	26,967
	$91,412	$112,000	$342,500	$545,912

Senior Housing Properties Trust
Supplemental Operating and Financial Data
December 31, 2006

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As Of And For The Three Months Ended
	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005
Leverage Ratios:

Total debt / total assets	34.4%	41.2%	37.7%	36.8%	37.1%
Total debt / gross book value of real estate assets (1)	30.0%	36.4%	33.1%	32.2%	33.0%
Total debt / total market capitalization	22.3%	29.5%	30.4%	29.6%	31.4%
Total debt / total book capitalization	34.8%	41.8%	38.4%	37.4%	37.6%
Secured debt / total assets	5.8%	5.1%	5.3%	4.7%	4.7%
Variable rate debt / total debt	20.5%	34.6%	25.1%	19.4%	11.5%

Coverage Ratios:

EBITDA (2)(3) / interest expense	3.9x	3.3x	3.4x	3.4x	3.2x

Public Debt Covenants (3) (4):

Total debt / adjusted total assets - allowable maximum 60.0%	29.4%	35.4%	32.4%	30.0%	30.5%
Secured debt / adjusted total assets - allowable maximum 40.0%	4.9%	4.3%	4.6%	4.1%	4.1%
Consolidated income available for debt service / debt service - required minimum 2.00x	4.00x	3.47x	3.75x	3.83x	3.53x
Total unencumbered assets to unsecured debt - required minimum 1.50x	3.75x	2.97x	3.30x	3.55x	3.49x

(1)	Gross book value of real estate assets is real estate properties, at cost, less impairment write downs.
(2)	See page 12 for the calculation of EBITDA.
(3)	The quarter ended December 31, 2006 includes $5.7 million of additional rental income related to our settlement of litigation with HealthSouth.
(4)
Adjusted total assets and unencumbered assets include original cost of real estate assets less impairment write downs and exclude depreciation and amortization, accounts receivable and intangible assets. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, gains and losses on sales of property and amortization of deferred charges.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
December 31, 2006

2006 INVESTMENTS/DISPOSITIONS INFORMATION
(dollars in thousands)

Acquisitions (1):

Date Acquired	Tenant	Type of Property	Number of Properties	Units	Purchase Price	Purchase Price Per Unit	Cap Rate

8/31/06	Five Star	IL/AL/CCRC	5	783	$61,500	$78.5	8.25%
10/1/06	Five Star	AL	2	110	$12,400	$112.7	8.25%
10/1/06	Five Star	IL/CCRC	1	276	$19,100	$69.2	8.50%
11/1/06	Five Star	AL	1	75	$6,000	$80.0	8.25%
11/6/06	Five Star	AL/SNF	1	54	$5,200	$96.3	8.25%
12/31/06	Five Star	AL	1	48	$3,300	$68.8	8.25%
		Total / weighted average	11	1,346	$107,500	$79.9	8.29%

Dispositions:

Date Sold	Location	Type of Property	Number of Properties	Sale Price	NBV	Book Gain (Loss) on Sale (2)

11/1/06	New Haven, CT	SNF	1	3,762	3,525	(77)
11/1/06	Waterbury, CT	SNF	1	2,488	2,375	(136)
12/22/06	Milwaukee, WI	SNF	1	1,650	1,000	192
		Total	3	7,900	6,900	(21)

(1)	Excludes investments in existing properties.
(2)	Calculated after deducting selling costs.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
December 31, 2006

2006 FINANCING ACTIVITIES
(share amounts and dollars in thousands)

	For the Three Months Ended
	12/31/2006	9/30/2006	6/30/2006	3/31/2006

Debt Transactions:
New debt raised	$-	$-	$-	$-
New debt assumed as part of acquisitions (1)	12,785	-	-	-
Total new debt	12,785	-	-	-

Debt retired	-	-	28,241	52,500
Net debt	$12,785	$-	$(28,241)	$(52,500)

Equity Transactions:
New common shares issued	5,750	-	-	-
New common equity raised, net	$120,780	$-	$-	$-

Revolving Credit Facility Transactions (2):
Balance oustanding at beginning of period	$222,000	$141,000	$106,000	$64,000
Drawings during period	14,000	109,000	43,000	47,000
Repayments during period	(124,000)	(28,000)	(8,000)	(5,000)
Balance oustanding at end of period	$112,000	$222,000	$141,000	$106,000

Balance available for drawing	$438,000	$328,000	$409,000	$444,000

(1)	Amount represents the original mortgage we assumed related to the Savannah, Georgia acquisition on October 1, 2006. This amount does not include the adjustment for FAS 141.
(2)
On November 15, 2006, we amended our $550 million revolving bank credit facility. As a result, interest paid on drawings under the facility were reduced from LIBOR plus 100 b.p. to LIBOR plus 80 b.p. and the maturity date was extended from November 30, 2009 to December 31, 2010.

PORTFOLIO INFORMATION

Senior Housing Properties Trust
Supplemental Operating and Financial Data
December 31, 2006

PORTFOLIO SUMMARY BY FACILITY TYPE AND TENANT
(dollars in thousands)

	Number of Properties	Number of Units/Beds	Carrying Value of Investment (1)	Percent	Investment per unit	Annualized Current Rent	Percent
Facility Type:
Independent Living (IL) (2)	41	11,295	$989,442	54.6%	$87.6	$98,062	54.6%
Assisted Living (AL)	95	6,679	566,708	31.2%	84.8	54,250	30.2%
Nursing Homes	58	5,869	214,655	11.8%	36.6	17,006	9.6%
Rehabilitation Hospitals (3)	2	364	43,553	2.4%	119.7	10,250	5.7%
Total	196	24,207	$1,814,358	100.0%	$75.0	$179,568	100.0%

Tenant:
Five Star / Sunrise (4)	30	7,275	$651,865	35.9%	$89.6	$65,012	36.2%
Five Star	114	9,424	595,606	32.8%	63.2	49,139	27.4%
Sunrise / Marriott (5)	14	4,091	325,473	18.0%	79.6	31,490	17.5%
Five Star Rehabilitation Hospitals (3)	2	364	43,553	2.4%	119.7	10,250	5.7%
NewSeasons / IBC (6)	10	1,019	87,641	4.8%	86.0	9,289	5.2%
Alterra / Brookdale (7)	18	894	61,126	3.4%	68.4	7,632	4.3%
Genesis HealthCare Corporation	1	156	13,007	0.7%	83.4	1,535	0.8%
5 Private Companies (combined)	7	984	36,087	2.0%	36.7	5,221	2.9%
Total	196	24,207	$1,814,358	100.0%	$75.0	$179,568	100.0%

(1)	Amounts are before depreciation, but after impairment write downs.
(2)	Properties where the majority of units are independent living apartments are classified as independent living communities.
(3)
Beginning in 2003 until November 2006, we were in two separate litigations with HealthSouth seeking to increase the rent due under an amended lease with HealthSouth and to terminate the amended lease and repossess the hospitals. On November 8, 2006, we and HealthSouth agreed to settle our litigations, to recognize HealthSouth’s lease until September 30, 2006 and to increase the annual rent due under the lease for the period from January 2, 2002 to September 30, 2006. As a result of the settlement, HealthSouth paid us additional rent of $5.7 million, or $0.08 per share, for periods through September 30, 2006, which we recognized as rental income in the fourth quarter of 2006. On October 1, 2006, Five Star Quality Care Inc., or Five Star, assumed the operations of these two hospitals and began leasing them from us for an annual rent of $10.25 million.

(4)
These 30 properties are leased to Five Star. Historically, these properties were managed by Sunrise, but effective December 1, 2006, Five Star began managing all 30 of these properties. Prior to that, Sunrise managed seven properties during the third quarter.

(5)	Marriott guarantees this lease.
(6)	IBC guarantees this lease.
(7)	Brookdale guarantees this lease.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
December 31, 2006

OCCUPANCY BY FACILITY TYPE AND TENANT

	For the Three Months Ended
	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005
Facility Type:
Independent Living (IL) (1)	93%	92%	93%	92%	91%
Assisted Living (AL) (1)	91%	89%	90%	91%	88%
Nursing Homes	88%	89%	92%	91%	89%
Rehabilitation Hospitals (2)	NA	NA	NA	NA	NA

Tenant:
Five Star / Sunrise (3)	92%	93%	93%	93%	92%
Five Star (4)	88%	89%	90%	89%	86%
Sunrise / Marriott (5)	NA	NA	NA	NA	NA
Five Star Rehabilitation Hospitals (2)	NA	NA	NA	NA	NA
NewSeasons / IBC	85%	85%	85%	80%	80%
Alterra / Brookdale	89%	86%	90%	90%	88%
Genesis HealthCare Corporation	96%	97%	97%	97%	94%
5 Private Companies (combined)	88%	89%	90%	88%	84%

(1)
Includes operating statistics provided by Sunrise that may not be accurate due to an accounting issue at Sunrise. See Note 5 below. However, the Sunrise statistics do not materially affect the cumulative occupancy percentages for these two facility type leases.

(2)
On October 1, 2006, Five Star assumed the operations of the two rehabilitation hospitals and began leasing them from us for annual rent of $10.25 million. These hospitals were formerly operated by HealthSouth. Because we do not have reliable information about the operations for the hospitals by HealthSouth, we do not report operating data for these hospitals before October 1, 2006.

(3)
These 30 properties are leased to Five Star. Historically, these properties were managed by Sunrise, but effective December 1, 2006, Five Star began managing all 30 of these properties. Prior to that, Sunrise managed seven properties during the third quarter.

(4)	Includes data for periods prior to our ownership of certain properties included in this lease.
(5)
Sunrise has not filed its Quarterly Reports on Form 10-Q with the Securities and Exchange Comission in 2006 due to an accounting issue. Because we do not know what impact the resolution of this accounting issue may have on the reported performance of our properties, we do not report operating data for this tenant.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated quarterly periods. We have not independently verified our tenants’ operating data.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
December 31, 2006

% PRIVATE PAY BY FACILITY TYPE AND TENANT

	For the Three Months Ended
	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005
Facility Type:
Independent Living (IL) (1)	86%	83%	84%	87%	83%
Assisted Living (AL) (1)	99%	94%	94%	93%	94%
Nursing Homes	28%	28%	28%	27%	32%
Rehabilitation Hospitals (2)	NA	NA	NA	NA	NA

Tenant:
Five Star / Sunrise (3)	80%	81%	82%	84%	84%
Five Star (4)	51%	50%	50%	48%	54%
Sunrise / Marriott (5)	NA	NA	NA	NA	NA
Five Star Rehabilitation Hospitals (2)	NA	NA	NA	NA	NA
NewSeasons / IBC	100%	100%	100%	100%	100%
Alterra / Brookdale	98%	98%	98%	98%	98%
Genesis HealthCare Corporation	24%	19%	17%	17%	20%
5 Private Companies (combined)	26%	27%	26%	24%	24%

(1)
Includes operating statistics provided by Sunrise that may not be accurate due to an accounting issue at Sunrise. See Note 5 below. However, the Sunrise statistics do not materially affect the cumulative private pay percentages for these two facility type leases.

(2)
On October 1, 2006, Five Star assumed the operations of the two rehabilitation hospitals and began leasing them from us for annual rent of $10.25 million. These hospitals were formerly operated by HealthSouth. Because we do not have reliable information about the operations for the hospitals by HealthSouth, we do not report operating data for these hospitals before October 1, 2006.

(3)
These 30 properties are leased to Five Star. Historically, these properties were managed by Sunrise, but effective December 1, 2006, Five Star began managing all 30 of these properties.Prior to that, Sunrise managed seven properties during the third quarter.

(4)	Includes data for periods prior to our ownership of certain properties included in this lease.
(5)
Sunrise has not filed its Quarterly Reports on Form 10-Q with the Securities and Exchange Commission in 2006 due to an accounting issue. Because we do not know what impact the resolution of this accounting issue may have on the reported performance of our properties, we do not report operating data for this tenant.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated quarterly periods. We have not independently verified our tenants’ operating data.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
December 31, 2006

RENT COVERAGE

For the Three Months Ended
Tenant	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005
Five Star / Sunrise (1)	1.50x	1.50x	1.42x	1.46x	1.52x
Five Star (2)	1.53x	1.45x	1.49x	1.82x	1.72x
Sunrise / Marriott (3)	NA	NA	NA	NA	NA
Five Star Rehabilitation Hospitals (4)	NA	NA	NA	NA	NA
NewSeasons / IBC	1.14x	1.21x	1.16x	1.10x	1.17x
Alterra / Brookdale	2.21x	1.97x	2.04x	1.98x	1.87x
Genesis HealthCare Corporation	2.41x	2.15x	1.77x	2.16x	1.96x
5 Private companies (combined)	1.83x	1.95x	1.67x	1.92x	1.81x

(1)
These 30 properties are leased to Five Star. Historically, these properties were managed by Sunrise, but effective December 1, 2006, Five Star began managing all 30 of these properties. Prior to that, Sunrise managed seven properties during the third quarter. The rent that Five Star pays to us is subordinate to the management fees paid by Five Star to Sunrise, but our rent is not subordinate to Five Star's internal management costs. For meaningful comparison purposes, the rent coverage presented for this lease is before management fees paid to Sunrise for all 30 properties.

(2)	Includes data for periods prior to our ownership of certain properties included in this lease.
(3)
Sunrise has not filed its Quarterly Report on Form 10-Q with the Securities and Exchange Commission in 2006 due to an accounting issue. Because we do not know what impact the resolution of this accounting issue may have on the reported performance of our properties, we do not report operating data for this tenant.

(4)
On October 1, 2006, Five Star assumed the operations of the two rehabilitation hospitals and began leasing them from us for annual rent of $10.25 million. These hospitals were formerly operated by HealthSouth. Because we do not have reliable information about the operations for the hospitals by HealthSouth, we do not report operating data for these hospitals before October 1, 2006.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated periods. Rent coverage is calculated as operating cash flow from our tenants’ facility operations, before subordinated charges and capital expenditure reserves, if any, divided by rent payable to us. We have not independently verified our tenants’ operating data.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
December 31, 2006

PORTFOLIO LEASE EXPIRATION SCHEDULE
(dollars in thousands)

	Annualized Current Rent	% of Annualized Current Rent	Cumulative % of Annualized Current Rent
2006	$-	-	0.0%
2007	-	-	0.0%
2008	-	-	0.0%
2009	-	-	0.0%
2010	1,295	0.7%	0.7%
2011	-	-	0.7%
2012	-	-	0.7%
2013	31,490	17.5%	18.3%
2014	-	-	18.3%
2015	2,020	1.1%	19.4%
2016 and thereafter	144,763	80.6%	100.0%
Total	$179,568	100.0%

Weighted average remaining
lease term (in years)	11.5